ING Mutual Funds

ING International Equity Dividend Fund

(the “Fund”)

Supplement dated September 14, 2009

to the Fund’s Class A, Class B and Class C Prospectus and Class I, Class Q and Class W Prospectus,

and the Fund’s Class A, B, C, I ,O, Q and W Statement of Additional Information,

each dated February 27, 2009

On September 10, 2009, the Board of Trustees of ING Mutual Funds approved a proposal to liquidate the Fund on or about October 29, 2009.  The Fund is closed to new investment effective September 14, 2009. Any contingent deferred sales charge that would be applicable on a redemption of shares of the Fund shall be waived from September 14, 2009.  You will be receiving an additional communication from the Fund explaining the liquidation as well as providing information regarding your exchange options.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE